                                                                   EXHIBIT 10.16



                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "AGREEMENT") dated as of October ___, 1999 is entered into by and among SecurFone America, Inc., a Delaware corporation (the "COMPANY"), and the holders of shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK"), listed on the signature pages hereto (such holders referred to herein as the "INVESTORS").

     WHEREAS, the parties hereto desire to grant to the Investors certain incidental registration rights.

     NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

     1.2 "COMMON STOCK" means the number of shares of Common Stock issued to the Investors under the Stock Subscription Agreement (taking into account appropriate adjustments as a result of any stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise).

     1.3 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     1.4 "QUALIFIED PUBLIC OFFERING" or "QIPO" means an underwritten public offering of the Company's Common Stock pursuant to a Registration Statement in which the aggregate gross proceeds to the Company are no less than $15,000,000 underwritten by a reputable nationally recognized underwriting firm.

     1.5 "REGISTRABLE SHARES" means (i) the Investors' Shares; and (ii) any other shares of Common Stock of the Company issued in respect of the shares described in clause (i) (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration Statement,
Section 4(l) of
the Securities Act or Rule 144 under the Securities Act, (y) with respect to a Stockholder, when such Stockholder is eligible to sell, transfer or otherwise convey all of such Stockholder's Registrable Shares pursuant to Rule 144 under the Securities Act in any 3 month period or (z) upon any sale in any manner to a person or entity which is not entitled to the rights provided by this Agreement.

     1.6 "REGISTRATION EXPENSES" means the expenses described in Section 6.

     1.7 "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, any other form for a limited purpose, any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or a registration statement on Form S-3 solely for the purpose of registering shares issued in a non-underwritten offering in connection with a merger, combination or acquisition).

     1.8 "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     1.9 "STOCK SUBSCRIPTION AGREEMENT" means the Stock Subscription Agreement of even date herewith, by and among the Company and the parties set forth therein, as amended from time to time.

     1.10 "STOCKHOLDERS" means the Investors and any persons or entities to whom the rights granted under this Agreement are transferred by the Investors, their successors or assigns pursuant to Section 13 hereof.

     Section 2. SALE OR TRANSFER OF SHARES OF PREFERRED STOCK; LEGEND

     2.1 The Registrable Shares shall not be sold or transferred unless either
(i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

     2.2 Notwithstanding anything to the contrary contained in the foregoing
Section 2.1, no registration or opinion of counsel shall be required for a transfer made in accordance with Rule 144 under the Securities Act.

     2.3 (a) Each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

                    (b) In addition to the legend set forth in paragraph (a) of this Section 2.3, each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

          "The shares of stock represented by this certificate are subject to the terms of a Registration Rights Agreement, dated October __, 1999, between the Company and the registered owner of this certificate (or the registered owner's predecessor in interest), and such Agreement is available for inspection without charge at the offices of the Company."

                    (c) The foregoing legends shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

                  Section 3.        INCIDENTAL REGISTRATION.

     3.1 Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares that the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

     3.2 In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the good faith opinion of the underwriters, jeopardize the success of the offering by the Company. If, in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Shares that the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, that the managing underwriter in good faith believes may be sold without causing such adverse effect; and provided that no persons or entities other than the Company, the Stockholders and persons or entities holding registration rights granted in accordance with Section 12 and Section 13 hereof shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares that the holders of

Registrable Shares have requested to be included, the Investor's holding Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company. If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

     Section 4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

     4.1 prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for the earlier of 120 days or until the completion of the distribution;

     4.2 as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

     4.3 as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the registration statement, each amendment and supplement thereto, prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

     4.4 as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this Section 4.4 to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

     Section 5. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the reasonable fees and expenses of one (1) counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

     Section 6. INDEMNIFICATION AND CONTRIBUTION. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such seller of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

     In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, and any other seller of Registrable Shares or any such seller's partners, directors or officers and each person, if any, who controls such seller within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter, selling Stockholder or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each such Seller of Registrable Shares will reimburse the Company for any legal or any other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the net proceeds received by each selling Stockholder of Registrable Shares sold as contemplated herein.

     Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such

Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 6, (a) in no case shall any one Investor be liable or responsible for any amount in excess of the net proceeds received by such Investor from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution for any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party or parties under this Section, notify such party or parties from whom such contribution may be sought, but the omission so to notify such party or parties from contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

     Section 7. INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     Section 8. "MARKET STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time determined by the Company and the underwriters (not to exceed 180 days) following the effective date of a Registration Statement; provided, that:

          (a) such agreement shall only apply to the first two such Registration Statements covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

          (b) all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

          Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

          Section 9. RULE 144 REQUIREMENTS. The Company agrees to:

          (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon written request
     (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

                  Section 10. SELECTION OF UNDERWRITER. In the case of any registration effected pursuant to this Agreement, the Company shall have the right to designate the managing underwriter in any underwritten offering, subject to the approval of the holders of a majority of the Registrable Shares requested to be included in such offering, which approval shall not be unreasonably withheld.

                  Section 11. TERMINATION OF RIGHTS Those certain registration rights granted hereunder to the Stockholders shall terminate on the third anniversary of a QIPO.

                  Section 12. SUCCESSORS AND ASSIGNS. Except as provided in
Section 13, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

                  Section 13.  TRANSFERS OF CERTAIN RIGHTS.

     13.1 AMOUNT. The rights granted to each Investor under this Agreement may be transferred to any other person.

     13.2 TRANSFEREES. Any transferee (other than an affiliate) to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Investors under this Agreement to the same extent as if such transferee were an Investor hereunder.

     13.3 SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this Section 13 may not again transfer such rights to any other person or entity, other than as provided in Sections 13.1 or 13.2 above.

     13.4 PARTNERS AND STOCKHOLDERS. Notwithstanding anything to the contrary herein, an Investor may transfer rights granted to it under this Agreement to any partner of such Investor to whom shares of Common Stock are transferred pursuant to Section 2 and who delivers to the Company a written instrument in accordance with Section 13.2 above and containing the representation that the transfer is exempt from registration under the Securities Act. In the event of such transfer, such partner or stockholder shall be deemed to be an Investor for purposes of this Section 13 and may again transfer such rights to any other person or entity that acquires shares of Common Stock from such partner or stockholder, in accordance with, and subject to, the provisions of
Section 13.1, 13.2 and 13.3 above.

     Section 14.       MISCELLANEOUS.

     14.1. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the holders of Registrable Shares in this Agreement.

     14.2. ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Company will not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of such Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     14.3. REMEDIES. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically (without posting any bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     14.4. AMENDMENTS AND WAIVERS; ADDITIONAL PARTIES.

     (a) Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent of holders of at least 66 2/3% of the Registrable Shares then in existence.

     (b) Notwithstanding anything to the contrary in this Agreement, the Company may amend this Agreement to include additional parties at any time and from time to time. Such additional parties shall be included in the definition of "Stockholders," and their names shall be added to EXHIBIT A, attached hereto.

     14.5. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware (without reference to the choice of law or conflicts of law provisions thereof).

     14.6. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one (1) business day after they have been sent to the recipient by reputable overnight courier service (charges prepaid) or three (3) business days after mailed by first class mail, postage prepaid. Such notices, demands, and other communications shall be addressed:

                           If to the Company, at:


                           SecurFone America, Inc.
                           8080 Daggett Street
                           San Diego, CA  91114
                           Attention:  Paul B. Silverman

         or at such other address or addresses as may have been furnished in writing by the Company to the Investors, with a copy to:

                           Piper & Marbury L.L.P.
                           1200 Nineteenth Street, N.W.
                           Washington, D.C.  20036
                           Attention:  Ernest M. Stern

     If to an Investor, at his or its address set forth on EXHIBIT A, or at such other address or addresses as may have been furnished to the Company in writing by such Investor.

     If to any other transferee to whom shares were transferred pursuant to
Section 2, at such address or addresses as may have been furnished to the Company in writing.

     Notices provided in accordance with this Section 14 shall be deemed delivered upon personal delivery or two (2) business days after deposit in the mail.

     14.7. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

     14.8. TITLES AND SUBTITLES. The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     14.9. EXPENSES. The Company shall pay, and hold the Investors and all holders of Registrable Shares harmless against liability for the payment of (i) the reasonable fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement and (ii) the reasonable fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement.



                         [SIGNATURES ON FOLLOWING PAGES]

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                    COMPANY:



                                                     SECURFONE AMERICA, INC.


                                              /s/ Paul B. Silverman
                                              --------------------------------
                                                  Paul B. Silverman, President

==============================================================================
                             SECURFONE AMERICA, INC.


                          REGISTRATION RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE
==============================================================================

         The person or entity set forth below does hereby cause this Counterpart Signature Page to be executed, acknowledged and delivered by the undersigned authorized person in its name and on its behalf in order to accept and agree to be bound by all the terms and provisions of the Registration Rights Agreement, dated as of October ___, 1999 to which this Counterpart Signature Page is attached.

WITNESS:


______________________________        By:_________________________________
                                      Name:
                                      Its:

                                      Address:

                                              _____________________________

                                              _____________________________

                                              _____________________________

                                      Telephone No.________________________
                                      Telecopier No._______________________

                                                                      EXHIBIT A



                                    INVESTORS



NAME AND ADDRESS









                               ADDITIONAL PARTIES


NAME AND ADDRESS